Mitek Announces $50 Million Share Repurchase Program

SAN DIEGO, CA, May 13, 2024 - Mitek Systems, Inc. (NASDAQ: MITK, www.miteksystems.com, “Mitek” or the “Company”), a global leader in digital identity and digital fraud prevention, today announced that its Board of Directors has authorized a two year share repurchase program for up to $50 million of its common stock.

“The share repurchase program reflects our confidence in our strategy for long-term profitable growth and our belief that we can capitalize on the substantial market opportunities ahead for our new product offerings,” said David Lyle, CFO of Mitek. “With our strong balance sheet and cash flow, we can repurchase shares while maintaining sufficient cash resources to fund our operations and invest in our growth opportunities.”

The purchases under the share repurchase program may be made from time to time (i) through open market purchases, block trades, privately negotiated transactions, one or more trading plans adopted in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, or any combination of the foregoing, in each case in accordance with applicable laws, rules and regulations or (ii) in such other manner as will comply with the provisions of the Securities Exchange Act of 1934, as amended. The timing and actual number of the shares repurchased will depend on a variety of factors including price, market conditions and corporate and regulatory requirements. The Company intends to fund the share repurchases from cash on hand. The share repurchase program does not require the Company to repurchase shares of its common stock and it may be amended, suspended or discontinued at any time.

About Mitek Systems, Inc.

Mitek (NASDAQ: MITK) is a global leader in digital access, founded to bridge the physical and digital worlds. Mitek’s advanced identity verification technologies and global platform make digital access faster and more secure than ever, providing companies new levels of control, deployment ease and operation, while protecting the entire customer journey. Trusted by 99% of U.S. banks for mobile check deposits and
7,900 of the world’s largest organizations, Mitek helps companies reduce risk and meet regulatory requirements. Learn more at www.miteksystems.com. [(MITK-F)]

Follow Mitek on LinkedIn and YouTube, and read Mitek’s latest blog posts here.

Notice Regarding Forward-Looking Statements

Statements contained in this news release relating to the Company or its management’s intentions, hopes, beliefs, expectations or predictions of the future, including, but not limited to, statements relating to the Company’s share repurchase program, including timing of and actual number of the shares to be repurchased, the method of share repurchase, the funding source of the share repurchases and the Company’s ability to repurchase shares while maintaining sufficient cash resources to fund its operations and invest in our growth opportunities, the Company’s belief that it can capitalize on the substantial market opportunities ahead for its new product offerings and the Company’s confidence in its strategy for long-term profitable growth, are forward-looking statements. Such forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, risks related to the Company’s ability to withstand negative conditions in the global economy, a lack of demand for or market acceptance of the Company’s products, the impact of the Company’s acquisition of HooYu Ltd. including any operational or cultural difficulties associated with the integration of the businesses of Mitek and HooYu Ltd., the Company’s ability to continue to develop, produce and introduce innovative new products in a timely manner, the Company’s ability to capitalize on a growing market, quarterly variations in revenue, the profitability of certain sectors of the Company, the performance of the Company’s growth initiatives, the outcome of any pending or threatened litigation, and the timing of the implementation and launch of the Company’s products by the Company’s signed customers.

Additional risks and uncertainties faced by the Company are contained from time to time in the Company’s filings with the U.S. Securities and Exchange Commission (SEC), including, but not limited to, the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023, as filed with the SEC on March 19, 2024 and its quarterly reports on Form 10-Q and current reports on Form 8-K, which you may obtain for free on the SEC’s website at www.sec.gov. Collectively, these risks and uncertainties could cause the Company’s actual results to differ materially from those projected in its forward-looking statements and you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company disclaims any intention or obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Investor Contact:
Todd Kehrli or Jim Byers
MKR Investor Relations, Inc.
mitk@mkr-group.com